Exhibit 10.8

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: November 13, 2020

TREASURE GLOBAL INC.

13.33% CONVERTIBLE REDEEMABLE NOTE

THIS 13.33% CONVERTIBLE REDEEMABLE NOTE (this “Note) of Treasure Global Inc., a Delaware corporation (the “Company”), having its principal place of business at No.45-1, Jalan USJ 21/10, USJ 21, 47640, Subang Jaya, Selangor, Malaysia designated as its 13.33% Convertible Redeemable Promissory Note due October 30, 2023

FOR VALUE RECEIVED, the Company promises to pay to Space Capital Berhad, Malaysian Company Registration No.: 202001021309, or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the sum of the Loan Amounts set forth on the Loan Schedule on October 30, 2023 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meaningsset forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(c).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Malaysia are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

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“Conversion” shall have the means a conversion of this Note pursuant to Section 4.

“Conversion Date” means the date on which the Company elects to have a Conversion, which shall be no later than the Listing Date.

“Conversion Shares” means 530,900 shares of the Company’s common stock, par value $0.00001 per share.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Listing Date” means the date on which the common stock of the Company has been approved for listing on the Nasdaq stock exchange.

“Loan Amount” means with respect to the Loan Schedule and for any date listed therein, the amount set forth under the column headed “Loan Amount” that is in the same row as such date.

“Loan Balance” means with respect to the Loan Schedule and for any date listed therein, the amount set forth under the column headed Loan Balance that is in the same row as such date.

“Loan Schedule” means the Loan Schedule attached to this Note as Exhibit A. “Note Register” shall have the meaning set forth in Section 2(b).

“Original Issue Date” means November 13, 2020.

“Prepayment Amount” means the product of (i) the sum of (a) the outstanding principal amount of this Note, plus (b) accrued and unpaid interest hereon, plus (c) all other amounts, costs, expenses and liquidated damages due in respect of this Note if the Company prepays this Note prior to the Maturity Date.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).

Section 2.         Interest and Prepayment.

a)       Payment of Interest. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding Loan Balance as set forth on the Loan Schedule (less any principal prepayments made by the Company) at the rate of 13.33% per annum, payable (i) on December 31, 2020; (ii) during calendar year 2021, monthly on the last day of each month and (iii) during calendar years 2022 and 2023 until the Maturity Date, semi-annually on each June 30 and December 31; provided that for calendar year 2023 the final interest payment date shall be the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash (subject to the Holder’s right, in its sole discretion, to convert any accrued but unpaid interest into shares of Common Stock in accordance with Section 4).

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b)       Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(b)(ii) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

c)       Prepayment. The Company shall have the option to prepay this Note at any time after the Original Issue Date at an amount equal to the Prepayment Amount.

Section 3.         Registration of Transfers and Exchanges.

a)       Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)       Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)       Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.         Conversion.

a)       Conversion. On or prior to the Listing Date, the Note shall be converted in whole, not in part, including any of its outstanding principal amount and any unpaid accrued interest and any fees and any and all other outstanding amounts owing thereon, in each case, on the Conversion Date, into the Conversion Shares by following the mechanics of conversion set forth in Section 4(b).

b)       Mechanics of Conversion.

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i.       Conversion Notice. At least seven calendar days prior to the Conversion Date, the Company will provide the Holder with written notice, which includes notice via email, of the Conversion Date (the “Conversion Date Notice”). After receipt of the Conversion Date Notice, but prior to the consummation of the Liquidity Event, Holder shall deliver the Note to the Company (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note). Upon Conversion, Holder agrees to execute and deliver to the Company any lock-up agreements or leak out agreements required by the underwriter for all investors in connection with the initial public offering of the Company’s common stock. The Company shall, as soon as practicable thereafter, issue and deliver to Holder a certificate or certificates for the number of shares to which Holder shall be entitled upon such conversion.

ii.       Delivery of Conversion Shares Upon Conversion. Not later than seven (7) Business Days after the Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder the Conversion Shares.

iii.       Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person (unless the Conversion would violate any law applicable to the Company) , and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

iv.       Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon Conversion, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), a number of shares of Common Stock equal to the Conversion Shares. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if a registration statement covering the resale of the Conversion Shares is then effective under the Securities Act, shall be registered for public resale in accordance with such registration statement.

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v.       Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vi.       Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similarfunctions) required for same-day electronic delivery of the Conversion Shares. TheCompany shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Conversion Shares.

c)       Holder’s Conversion Limitations. The Company shall not effect any conversion of this Note to the extent that after giving effect to the conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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Section 5.         Miscellaneous.

a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 5(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b)         Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other notes now or hereafter issued under the terms set forth herein.

c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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e)       Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f)        Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)       Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

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h)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 9. Amendments; Waivers. Any modifications, amendments or waivers of the provisions hereof shall be subject to Section 5.05 of the Purchase Agreement.

Section 10. Equal Treatment of Purchasers. No consideration (including any modification of this Note) shall be offered or paid to any Person (as such term is defined in the Purchase Agreement) to amend or consent to a waiver or modification of any provision hereof unless the same consideration is also offered to all of the parties to the Purchase Agreement. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase or disposition of the Notes or otherwise.

Section 11. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Holder to the unpaid principal amount of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Holder’s election.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TREASURE GLOBAL INC.

By:
Name: TAN KOK PIN
Title: DIRECTOR

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Exhibit A

Loan Schedule

LOAN DATE	LOAN AMOUNT (USD)	Balance (USD)
13/11/2020	10,000.00	10,000.00
13/11/2020	5,000.00	15,000.00
14/11/2020	10,000.00	25,000.00
14/11/2020	70,000.00	95,000.00
20/11/2020	5,000.00	100,000.00
20/11/2020	15,000.00	115,000.00
21/11/2020	5,000.00	120,000.00
21/11/2020	5,000.00	125,000.00
25/11/2020	5,000.00	130,000.00
26/11/2020	5,000.00	135,000.00
27/11/2020	5,000.00	140,000.00
28/11/2020	11,800.00	151,800.00
28/11/2020	5,000.00	156,800.00
4/12/2020	5,000.00	161,800.00
8/12/2020	5,000.00	166,800.00
9/12/2020	5,000.00	171,800.00
12/12/2020	5,000.00	176,800.00
12/12/2020	5,000.00	181,800.00
12/12/2020	5,000.00	186,800.00
14/12/2020	5,000.00	191,800.00
15/12/2020	20,000.00	211,800.00
16/12/2020	10,000.00	221,800.00
18/12/2020	10,000.00	231,800.00
24/12/2020	20,000.00	251,800.00
24/12/2020	20,000.00	271,800.00
28/12/2020	40,000.00	311,800.00
28/12/2020	20,000.00	331,800.00
4/1/2021	10,000.00	341,800.00
7/1/2021	59,000.00	400,800.00
9/1/2021	50,000.00	450,800.00
9/1/2021	10,000.00	460,800.00
11/1/2021	60,000.00	520,800.00
11/1/2021	10,000.00	530,800.00
12/1/2021	20,000.00	550,800.00
12/1/2021	10,000.00	560,800.00
12/1/2021	10,000.00	570,800.00
14/1/2021	5,000.00	575,800.00
17/1/2021	15,000.00	590,800.00

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18/1/2021	5,000.00	595,800.00
20/1/2021	5,000.00	600,800.00
20/1/2021	10,000.00	610,800.00
20/1/2021	10,000.00	620,800.00
21/1/2021	15,000.00	635,800.00
21/1/2021	7,100.00	642,900.00
22/1/2021	5,000.00	647,900.00
22/1/2021	10,000.00	657,900.00
22/1/2021	10,000.00	667,900.00
24/1/2021	10,000.00	677,900.00
24/1/2021	5,000.00	682,900.00
26/1/2021	40,000.00	722,900.00
27/1/2021	14,000.00	736,900.00
27/1/2021	5,000.00	741,900.00
28/1/2021	15,000.00	756,900.00
30/1/2021	5,000.00	761,900.00
30/1/2021	10,000.00	771,900.00
30/1/2021	5,000.00	776,900.00
31/1/2021	5,000.00	781,900.00
31/1/2021	15,000.00	796,900.00
1/2/2021	10,000.00	806,900.00
3/2/2021	500,000.00	1,306,900.00
4/2/2021	5,000.00	1,311,900.00
4/2/2021	25,000.00	1,336,900.00
10/2/2021	10,000.00	1,346,900.00
18/2/2021	10,000.00	1,356,900.00
23/2/2021	7,500.00	1,364,400.00
24/2/2021	10,000.00	1,374,400.00
1/3/2021	5,000.00	1,379,400.00
1/3/2021	5,000.00	1,384,400.00
1/3/2021	10,000.00	1,394,400.00
2/3/2021	10,000.00	1,404,400.00
3/3/2021	10,000.00	1,414,400.00
8/3/2021	6,000.00	1,420,400.00
8/3/2021	10,000.00	1,430,400.00
9/3/2021	5,000.00	1,435,400.00
9/3/2021	5,000.00	1,440,400.00
10/3/2021	240,000.00	1,680,400.00
11/3/2021	5,000.00	1,685,400.00
12/3/2021	5,000.00	1,690,400.00
12/3/2021	5,000.00	1,695,400.00
13/3/2021	10,000.00	1,705,400.00
13/3/2021	10,000.00	1,715,400.00
14/3/2021	5,000.00	1,720,400.00
15/3/2021	10,000.00	1,730,400.00
15/3/2021	60,000.00	1,790,400.00

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15/3/2021	10,000.00	1,800,400.00
16/3/2021	15,000.00	1,815,400.00
17/3/2021	5,000.00	1,820,400.00
17/3/2021	10,000.00	1,830,400.00
17/3/2021	10,000.00	1,840,400.00
17/3/2021	10,000.00	1,850,400.00
18/3/2021	10,000.00	1,860,400.00
18/3/2021	5,000.00	1,865,400.00
19/3/2021	5,000.00	1,870,400.00
19/3/2021	50,000.00	1,920,400.00
20/3/2021	17,200.00	1,937,600.00
23/3/2021	5,000.00	1,942,600.00
23/3/2021	5,000.00	1,947,600.00
23/3/2021	10,000.00	1,957,600.00
23/3/2021	5,000.00	1,962,600.00
23/3/2021	10,000.00	1,972,600.00
24/3/2021	5,000.00	1,977,600.00
26/3/2021	10,000.00	1,987,600.00
26/3/2021	10,000.00	1,997,600.00
26/3/2021	5,000.00	2,002,600.00
26/3/2021	5,000.00	2,007,600.00
26/3/2021	10,000.00	2,017,600.00
26/3/2021	5,000.00	2,022,600.00
26/3/2021	10,000.00	2,032,600.00
26/3/2021	5,000.00	2,037,600.00
26/3/2021	10,000.00	2,047,600.00
8/4/2021	5,000.00	2,052,600.00
8/4/2021	5,000.00	2,057,600.00
8/4/2021	5,000.00	2,062,600.00
8/4/2021	5,000.00	2,067,600.00
8/4/2021	6,000.00	2,073,600.00
9/4/2021	5,000.00	2,078,600.00
9/4/2021	5,000.00	2,083,600.00
9/4/2021	20,000.00	2,103,600.00
9/4/2021	10,000.00	2,113,600.00
12/4/2021	5,000.00	2,118,600.00
28/4/2021	5,000.00	2,123,600.00

USD 2,123,600.00

13